Wachovia
Investor Conference

Market Opportunity and Sales Execution

Stan Kelly, SEVP

March 29, 2001

WACHOVIA

Forward Looking Statement

"These presentation materials and discussion contain forward-looking statements regarding Wachovia Corporation ("Wachovia"), including, without limitation, statements relating to Wachovia's expectations with respect to revenue, credit losses, levels of nonperforming assets, expenses, earnings and other measures of financial performance. Words such as "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets" or similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia's control). The following factors, among others, could cause Wachovia's financial performance to differ materially from the expectations expressed in such forward-looking statements: (1) business increases, productivity gains and other investments are lower than expected or do not occur as quickly as anticipated; (2) competitive pressures among financial services companies increase significantly; (3) the strength of the United States economy in general and/or the strength of the local economies of the states in which Wachovia conducts operations changes; (4) trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, change; (5) inflation, interest rates and/or market conditions fluctuate; (6) conditions in the stock market, the public debt market and other capital markets deteriorate; (7) Wachovia fails to develop competitive new products and services and/or new and existing customers do not accept these products and services; (8) financial services laws and regulations change; (9) technology changes and Wachovia fails to adapt to those changes; (10) consumer spending and saving habits change; (11) unanticipated regulatory or judicial proceedings occur; and (12) Wachovia is unsuccessful at managing the risks involved in the foregoing. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements may also be included in reports that Wachovia files with the Securities and Exchange Commission.

Wachovia cautions that the foregoing list of factors is not exclusive and not to place undue reliance on forward-looking statements. Wachovia does not intend to update any forward-looking statement, whether written or oral, relating to the matters discussed during this presentation.

WACHOVIA

Wachovia's franchise is among the most attractive in the Eastern U.S.



Rank from 27 Eastern US States

State	Size	Growth
VA	10th	7th
NC	9th	3rd
SC	19th	6th
GA	8th	1st
FL	2nd	2nd

- **Combined population 48 million, 7.5 million greater than 1990**
- **Combined growth rate 62% higher than US**

WACHOVIA

Source: US Census Bureau, growth 1990-2000

Strong leadership in the marketplace builds franchise value…..

VA - Jim Cherry, CEO – 27 years

Spence Hamrick	21 years	Richmond, VA
Lindy Cockman	31 years	Charlottesville,VA
Jeff Dyckman	30 years	Virginia Beach, VA
David Pope	17 years	Washington, D.C.

NC/SC - Will Spence, CEO – 32 years

Paul Grube	17 years	Charlotte, NC
Bob Newell	20 years	Winston-Salem, NC
Jack Clayton	24 years	Raleigh, NC
Charlie Cole	33 years	Columbia, SC
David Parker	22 years	Greenville, SC

GA/FL/TN - Gary Thompson, CEO – 32 years

Isaiah Tidwell	28 years	GA Banking - Atlanta, GA
Ken Coppedge	18 years	FL Banking - Tampa, FL
Harry Weede	28 years	West Palm Beach, FL
Bill Holt	17 years	Orlando, FL



Charlottesville #1
Roanoke #4
Charlotte #4
Asheville #1
Richmond #2
Norfolk #4
Triad #2
Triangle #2
Greenville #2
Wilmington #2
Columbia #1
Atlanta #3
Charleston #1
Palm Beach #5

SNL Securities market share data as of 6/30/00

WACHOVIA

….and differentiates Wachovia from competitors



RFS
AWM
CFS
Charlottesville, VA
Regional Franchise
Atlanta, GA
Regional Franchise
RFS
AWM
CFS
RFS
AWM
CFS

Customer Expectations

Face-to-Face Relationships
Community Involvement
Local Hires
Branch Dependency
Banker Stability
Local Competitors

Customer Expectations

Relationship via Multi-Channels
Time Sensitive
24 x 7
Leverage Technology
Diverse and Sophisticated Competitors

WACHOVIA

Lofty expectations, intensity and accountability strengthen Wachovia's sales culture

Stacked Rank Sales Performance

Market Sales Card Regional Summary
Review Period 12/00

	North Carolina			South Carolina	
	CENT	PIED	SOUTH	PALM	UPST
Mainstream	2	8	4	6	5
PFA	1	4	3	8	9
Business Banking	6	5	7	1	4
Regional Corporate	1	3	12	2	4
REFS[1]	6	5	2	4	13
Dealer Finance	9	7	5	13	1
Regional Rank	1	2	3	4	5

WACHOVIA

Regional franchise represents $2B in revenues or 55% of total Wachovia

Wachovia
Revenue Mix



Other
45%
Banking
Division
55%

Retail Financial Services
Revenue Mix



Other
0%
Banking
Division
100%

Corporate Financial Services
Revenue Mix



Other
49%
Banking
Division
51%

Asset & Wealth Management
Revenue Mix



Other
68%
Banking
Division
32%

Revenue mix based upon 2000 revenues, exclusive of provision expense and Credit Card

WACHOVIA

In Atlanta, Wachovia has...



WACHOVIA

…strong momentum in a rapidly expanding market...



Atlanta MSA Deposit Data
(Excludes Main Branch Deposits)
Total Deposits ($B)
7
6
5
4
3
2
1
0
1996
1997
1998
1999
2000
Bank of America
Wachovia
SunTrust
First Union
SouthTrust

Metropolitan Areas Net Migration Inflows		
1	Atlanta	319,100
2	Las Vegas	259,402
3	Phoenix	239,096
4	Portland	157,864
5	Denver	136,522
6	Austin	111,837
7	Seattle	107,735
8	Raleigh	105,490
9	Tampa	93,376
10	Charlotte	91,423

Source: University of Michigan Pop. Studies Center, data 1990-1996

Metropolitan Areas Job Creation		
1	Atlanta	267,600
2	Chicago	252,600
3	Los Angeles	247,300
4	Washington	183,500
5	Houston	164,200
6	New York City	162,800
7	Dallas	157,600
8	Boston	156,100
9	Minneapolis	137,200
10	Seattle	137,000

Source: DRI/McGraw Hill, data 1996-2000

WACHOVIA

…led by a seasoned results-oriented team



#1 Retail Loan Portfolio Growth

#3 Retail Profitability Growth

#2 Asset & Wealth Mgt. Sales Team

#1 Real Estate Team

WACHOVIA

Double-digit growth for all lines of business in Atlanta



Franchise Value

Regional Executive

RFS Sales Mgr	AWM Sales Mgr	CFS Sales Mgr
Revenues grew 10% to $224 million Non-interest income up 14% Deposit sales up 13% Loan sales up 25% Households increased by 15,000	Revenues grew 16% to $51 million Acquired 566 new WB households Four out of Atlanta's nine sales teams ranked in Company top 10 Total households at 13,800	Revenue increased 10% to $93 million Revenue per FTE increased from $840 thousand to $1 million Non-interest income increased 18%

WACHOVIA

Atlanta franchise momentum is leading to high performance



Annualized Quarterly Revenues
($ millions)
13% CAGR
322
401
1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00

Note: Revenues exclude provision expense (if included, CAGR = 11%).
CAGR calculated by annualizing the compound quarterly growth rate.

WACHOVIA

Another Wachovia success story - The Triangle

Wachovia #1 Raleigh, #2 Durham

Best Place to Own Business in U.S.

Entrepreneur Magazine, 10/2000

1. Fort Worth/Arlington, TX
2. West Palm Beach/Boca Raton, FL
3. **Raleigh/Durham/Chapel Hill, NC**
4. Atlanta, GA
5. Charlotte, NC

Best Place to Live

Money Magazine, 2000

1. Portland, OR
2. Providence, RI
3. Chicago, IL
4. **Raleigh/Durham/Chapel Hill, NC**
5. Salt Lake City, UT



DUKE UNIVERSITY



UNC AT CHAPEL HILL



NC STATE UNIVERSITY

WACHOVIA

"Best in Class Sales Execution"
The Triangle Team



2000 Sales Team Performance Rankings

Retail	# 2
Asset & Wealth Mgt	# 1
Corporate	# 5
Region Rank	**# 1**

WACHOVIA

Compelling growth engine in the Triangle

Franchise Value

Regional Executive

RFS Sales Mgr	AWM Sales Mgr	CFS Sales Mgr
Revenues grew 10% to $86 million Non-interest income up 10% Deposit sales up 20% Loan sales up 11% Households increased by 7,000	Revenues grew 29% to $15 million Acquired 287 new households 2 sales team in Company top 3 Total households at 3,200	Revenue increased 17% to $50 million Revenue per FTE grew from $720M to $870M Non-interest income increased 9% Emerging Companies division grew revenue 56%

Financial performance in 2000

Rigorous alignment of resources maximizes market opportunities

- Consolidated six branch offices
- Reduced overlapping headcount positions
- Provided $2.8 million in operating expense savings



Triangle
Rocky Mount
Greenville
Goldsboro
Jacksonville
Fayetteville

WACHOVIA

Charlotte franchise continues strong performance



Market Dynamics[1]

- Largest city in NC
- Employment growth 27% vs. 19% U.S. since 1988
- Over 300 of Fortune 500 have locations
- $5.5B invested in last 10 years



Wachovia's Presence

- #4 market share
- 32 branches, $2B in loans, $1.9B in deposits
- IJL / BEJS headquarters
- 750 Wachovia employees
- Carolinas headquarters
- 11% revenue growth in 2000

[1]Source: Charlotte Chamber of Commerce

WACHOVIA

Commanding presence across other attractive MSAs in the Carolinas


Winston-Salem /
Greensboro / High Point (#2)
Greenville /
Spartanburg (#2)
Columbia (#1)
Charleston (#1)

SNL Securities market share data as of 6/30/00

WACHOVIA

Disciplined sales management drives strong sales performance improvement


Revenues / Core Salaries
9.0x
9.3x
8.4x
9.5x
7.8x
8.3x
7.7x
8.3x
Triad
Columbia
Greenville
Banking Division
1999
2000

- Ensure strong leadership
- Remove poor performers
- Right-size teams
- Remove layers
- Establish clear goals
- Leverage sales incentive
- Focus programs

WACHOVIA

The Virginia franchise holds strong upside potential




Washington Metro
Charlottesville,
Roanoke,
Lynchburg
Richmond
Norfolk

WACHOVIA

Virginia performance takes off in 2000

Annualized & Normalized Earnings
(Profit before indirect expense - $ millions)


295
13% CAGR
235
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00

Note: CAGR calculated by annualizing the compound quarterly growth rate.

WACHOVIA

Wachovia is leveraging its strong position in growing markets

Western VA
- #1 Charlottesville market share
- #1 Lynchburg market share
- #4 Roanoke market share
- $2.8B deposits and $1.5B loans
- 63 branches, 600 employees

Richmond, VA
- #2 Richmond market share
- $2.1B deposits and $1B loans
- 49 branches and 470 employees



Tidewater-Eastern VA
- #1 VA. Beach County market share
- #5 Newport News County market share
- $1.6B deposits, $1.5B loans
- 52 branches and 440 employees

Early challenges in Virginia converted to growth and opportunity

Revenues/Core Salaries



8.5x
8.0x
7.5x
7.0x
6.5x
6.0x
5.5x
4.5x
Jan-99
Mar-99
May-99
Jul-99
Sep-99
Nov-99
Jan-00
Mar-00
May-00
Jul-00
Sep-00
Nov-00
Dec-00
SC
GA
NC
VA

WACHOVIA

Wachovia is investing significantly in the Washington Metro franchise



As Compared to Top 50 Markets[1]



- #1 in percentage of $50,000 income households
- #1 in average households effective buying income ($58,800)
- #3 among top 10 DMAs in proportion of households with investments in mutual funds - 40%
- # 1 in concentration of technology firms
- Nearly 122,000 small business owners
- Every 6th person in the MSA is a potential AWM client (the best of large MSAs)

[1]Markets defined as top 50 DMAs (Nielsen Media Research Designated Target Market Areas)
Sources: The Washington Post, Scarborough Report 1999, Market Statistics.

WACHOVIA

Florida opportunity exceeding expectations




Central
Tampa
Eastern

1997 - 1st United Bank
- American Bank of Hollywood

1999 - Tampa De Novo Expansion

2000 - National Bank of Commerce
- DavisBaldwin, Inc.
- OFFITBANK Expansion

2001 - Republic Security

WACHOVIA

Florida revenue growth is expected to grow in excess of 20% per year

Annualized Quarterly Revenues

($ millions)



66
91
19% CAGR
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00

Note: Revenues exclude provision expense (if included, CAGR = 16%).
CAGR calculated by annualizing the compound quarterly growth rate.

WACHOVIA

West Palm Beach franchise is among the most attractive growth opportunities in U.S.

	West Palm Beach	Charlotte	Raleigh	Atlanta
Market Population (000's)[1]	**1,038**	1,405	1,101	3,824
Population Growth Rate[2]	**8.49%**	8.15%	9.24%	10.70%
% Wealthy Households[3]	**2.84%**	1.46%	1.42%	1.49%
Pro Forma Market Rank[4]	**5th**	4th	2nd	2nd

Source: SNL Securities
[1] 1999 population
[2] 1999-2004
[3] Wealthy households defined as households with investable personal assets > $500,000
[4] Pre-Republic Security market rank = 11th

WACHOVIA

Wachovia Regional franchises have strong revenue momentum

- Distinctive Brand
- Well Positioned Franchise
- Strong Market Leadership
- Differentiating Model
- Proven Sales Execution
- Bright Outlook

10% CAGR



Annualized Quarterly Revenues
($ billions)
1.7
2.1
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00

Note: Revenues exclude provision expense (including CAGR = 10%)
CAGR calculated by annualizing the compound quarterly growth rate

WACHOVIA

WACHOVIA